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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                OCTOBER 27, 2000
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                Date of Report (Date of earliest event reported)

                        INHALE THERAPEUTIC SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                   023556                94-3134940
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     (State or other               (Commission         (I.R.S. Employer
jurisdiction of incorporation)     File Number)        Identification No.)


                               150 Industrial Road
                              San Carlos, CA 94070
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                    (Address of principal executive offices)

                                 (650) 631-3100
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              (Registrant's telephone number, including area code)


              ---------------------------------------------------
                   (Former name, if changed since last report)


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ITEM 5.  OTHER EVENTS

            On October 27, 2000, Inhale Therapeutic Systems, Inc. announced that the initial purchasers have exercised their $30 million over-allotment option granted pursuant to a purchase agreement dated October 11, 2000 with respect to the Company's 3.5% convertible subordinated notes due 2007. The closing of the over-allotment increases the aggregate principal amount of convertible subordinated notes to $230 million. A press release relating to the issuance is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

                  99.1     Press Release dated October 27, 2000




                                       2.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INHALE THERAPEUTIC SYSTEMS, INC.

Dated:    October 30, 2000             By:/s/ Brigid A. Makes
                                          -------------------------------
                                          Brigid A. Makes,
                                          Chief Financial Officer and
                                          Vice President,
                                          Finance and Administration


                                       3.